Exhibit 99.1

News Release

AppFolio, Inc. Announces Fourth Quarter and Fiscal Year 2021 Financial Results

Revenue grows 32 percent year-over-year in the fourth quarter

SANTA BARBARA, Calif., February 28, 2022 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud business management solutions for the real estate industry, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2021.

“I’m pleased to announce that in the fourth quarter we expanded our number of units served to 6.35 million and revenue from continuing operations grew 32%, capping off a year of 26% growth. This is evidence that we are driving success with our ongoing multi-year investments,” said Jason Randall, President and CEO, AppFolio. “In 2022 our talented team continues to focus on igniting revenue growth by continuing to make it increasingly easy for our customers to manage their communities in our ever-changing world.”

The Company urges investors to read its Annual Report on Form 10-K for the year ended December 31, 2021, which will also be filed with the Securities and Exchange Commission (the "SEC") today, February 28, 2022, and will be available on AppFolio's website, http://ir.appfolioinc.com.

Financial Outlook
Based on information available as of February 28, 2022, AppFolio's outlook for fiscal year 2022 follows:
•Full year revenue is expected to be in the range of $447 million to $457 million.
•Diluted weighted average shares are expected to be approximately 36.5 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, February 28, 2022, at 1:30 p.m. Pacific Time (PT), 4:30 p.m. Eastern Time (ET), to discuss the company’s fourth quarter and year ended 2021 financial results. Participants who wish to dial into the conference call, please dial +1 844-200-6205 (in the U.S.) or +1 929-526-1599 (international) and use passcode 419445.

Following the conference call, a replay of the call will be available until Thursday, March 3, 2022 by dialing +1 866-813-9403 (in the U.S.) or +1 929-458-6194 (international) and using passcode 090322.

To access the webcast during the live call, participants may access https://events.q4inc.com/attendee/414042236. An archived webcast of this conference call will also be available on AppFolio’s Investor Relations website at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio, Inc. (NASDAQ: APPF) is a leading provider of cloud business management solutions for the real estate industry. Our solutions enable our customers to digitally transform their businesses, address critical business operations and deliver a better customer experience. Today, our solutions are AppFolio Property Manager and AppFolio Investment Management, which are supplemented with Value Added Services that enhance, automate and streamline business-critical processes and workflows. For more information about AppFolio, visit www.appfolioinc.com.

Investor Relations Contact:
Lori Barker
ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts, “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's business opportunities, the impact of the Company's strategic actions and initiatives, and the timing of providing updated financial guidance.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2021, which will be filed with the SEC today, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	December 31, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$57,847	$140,263
Investment securities—current	64,600	28,256
Accounts receivable, net	12,595	10,057
Prepaid expenses and other current assets	23,553	20,777
Total current assets	158,595	199,353
Investment securities—noncurrent	61,076	6,770
Property and equipment, net	30,479	26,439
Operating lease right-of-use assets	41,710	30,561
Capitalized software development costs, net	41,212	35,459
Goodwill	56,147	56,147
Intangible assets, net	11,711	16,357
Deferred income taxes—noncurrent	—	12,181
Other long-term assets	7,087	6,213
Total assets	$408,017	$389,480
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,704	$1,040
Accrued employee expenses—current	30,065	18,888
Accrued expenses	13,284	14,069
Deferred revenue	2,512	2,262
Income tax payable	136	9,095
Other current liabilities	4,941	4,451
Total current liabilities	52,642	49,805
Accrued employee expenses—noncurrent	583	—
Operating lease liabilities	55,733	40,146
Deferred income taxes—noncurrent	1,678	13,609
Stockholders’ equity	297,381	285,920
Total liabilities and stockholders’ equity	$408,017	$389,480

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020 (1)
Revenue	$95,600	$72,432	$359,370	$310,056
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	39,097	29,905	143,944	119,029
Sales and marketing	19,945	15,328	73,200	58,445
Research and product development	19,591	11,735	65,980	48,529
General and administrative	16,308	11,177	57,279	47,480
Depreciation and amortization	8,001	7,039	30,845	26,790
Total costs and operating expenses	102,942	75,184	371,248	300,273
(Loss) income from operations	(7,342)	(2,752)	(11,878)	9,783
Other income, net	12,406	1,138	13,111	188,897
Interest income (expense), net	328	60	501	(1,849)
Income (loss) before provision for (benefit from) income taxes	5,392	(1,554)	1,734	196,831
Provision for (benefit from) income taxes	6,723	(1,041)	706	38,428
Net (loss) income	$(1,331)	$(513)	$1,028	$158,403

Net (loss) income per common share:
Basic	$(0.04)	$(0.01)	$0.03	$4.62
Diluted	$(0.04)	$(0.01)	$0.03	$4.44
Weighted average common shares outstanding:
Basic	34,738	34,332	34,578	34,264
Diluted	34,738	34,332	35,701	35,713
(1) MyCase was divested on September 30, 2020. The results of MyCase have been included in our results of operations through the date of divestiture.

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020 (1)
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$515	$408	$2,024	$1,506
Sales and marketing	742	346	2,329	1,415
Research and product development	1,935	470	5,457	1,818
General and administrative	2,096	993	5,531	4,286
Total stock-based compensation expense	$5,288	$2,217	$15,341	$9,025
(1) MyCase was divested on September 30, 2020. The results of MyCase have been included in our results of operations through the date of divestiture.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020 (1)
Cash from operating activities
Net (loss) income	$(1,331)	$(513)	$1,028	$158,403
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	7,488	6,670	29,032	25,507
Amortization of operating lease right-of-use assets	887	728	3,199	3,701
Deferred income taxes	6,644	6,124	250	29,002
Stock-based compensation, including as amortized	5,801	2,586	17,154	10,308
Gain on sale of business	—	(22)	(380)	(187,658)
Gain on sale of equity-method investment and recovery of note receivable	(12,767)	—	(12,767)	—
Other	160	(45)	249	125
Changes in operating assets and liabilities:
Accounts receivable	(753)	(553)	(2,103)	(2,782)
Prepaid expenses and other current assets	1,390	(5,035)	(2,168)	(5,894)
Other assets	(78)	(199)	(1,259)	(519)
Accounts payable	(887)	(1,598)	497	(903)
Accrued employee expenses—current	4,929	880	11,264	2,799
Accrued expenses	(347)	947	(1,773)	6,878
Deferred revenue	116	(285)	(186)	530
Income tax payable	(50)	(4,475)	(8,959)	9,095
Accrued employee expenses—noncurrent	(1,476)	—	583	—
Operating lease liabilities	(727)	571	1,268	(564)
Other liabilities	(67)	(2,698)	462	271
Net cash provided by operating activities	8,932	3,083	35,391	48,299
Cash from investing activities
Purchases of available-for-sale investments	(74,174)	(13,998)	(241,215)	(43,877)
Proceeds from sales of available-for-sale investments	—	2,769	43,198	16,711
Proceeds from maturities of available-for-sale investments	33,600	14,030	107,354	27,330
Purchases of property, equipment and intangible assets	(2,937)	(2,487)	(8,103)	(19,038)
Capitalization of software development costs	(6,104)	(6,345)	(24,615)	(26,042)
Proceeds from sale of business, net of cash divested	402	—	402	191,427
Proceeds from sale of equity-method investment and recovery of note receivable	12,520	—	12,520	—
Net cash (used in) provided by investing activities	(36,693)	(6,031)	(110,459)	146,511
Cash from financing activities
Proceeds from stock option exercises	1,823	420	2,614	822
Tax withholding for net share settlement	(659)	(1,237)	(9,962)	(12,196)
Payment of contingent consideration	—	—	—	(5,977)
Proceeds from issuance of debt	—	—	—	50,752
Principal payments on debt	—	—	—	(99,565)
Purchase of treasury stock	—	—	—	(4,194)
Net cash provided by (used in) financing activities	1,164	(817)	(7,348)	(70,358)
Net (decrease) increase in cash and cash equivalents and restricted cash	(26,597)	(3,765)	(82,416)	124,452
Cash, cash equivalents and restricted cash
Beginning of period	84,880	144,464	140,699	16,247
End of period	$58,283	$140,699	$58,283	$140,699

(1) MyCase was divested on September 30, 2020. The results of MyCase have been included in our results of operations through the date of divestiture.